UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2011

LendingClub Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-151827	51-0605731
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Convention Way, Redwood City, CA 94063	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 482-5232

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 5, 2011, Armanino McKenna L.L.P. (“Armanino McKenna”), the independent registered public accounting firm of LendingClub Corporation, a Delaware corporation (the “Company”), was dismissed by the Company; however, Armanino McKenna remains engaged to audit the Company’s fiscal year ending March 31, 2011.  The Company has engaged Grant Thornton L.L.P. (“Grant Thornton”) as its independent registered public accounting firm for its fiscal year ended March 31, 2012.  Our decision to dismiss Armanino McKenna and to engage Grant Thornton was approved by the Audit Committee of the Company on April 5, 2011.

The reports of Armanino McKenna on the consolidated financial statements for the Company for each of the two most recent fiscal years ended March 31, 2009 and 2010 and all subsequent interim periods did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim periods through the date of dismissal, there were no disagreements with Armanino McKenna on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Armanino McKenna, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for those periods.  For the years ended March 31, 2009 and 2010, and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended March, 2009 and 2010 and through the date of this Form 8-K, neither the Company, nor anyone acting on its behalf, consulted with Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Prior to the Company’s engagement of Grant Thornton, Grant Thornton did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to dismiss Armanino McKenna as its independent registered public accounting firm.

The Company provided Armanino McKenna with a copy of the foregoing disclosures on this Form 8-K and requested that Armanino McKenna furnish the Company with a letter addressed to the Securities Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. The Company has received the requested letter from Armanino McKenna stating that it does agree, and a copy is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document
16.1	Letter of Armanino McKenna to the Securities and Exchange Commission, dated April 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation

April 5, 2011

By: /s/ Carrie Dolan
Carrie Dolan
Chief Financial Officer
(duly authorized officer)